UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/26/2006

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  1-1070

VA	13-1872319
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

190 Carondelet Plaza Suite 1530 Clayton, MO 63105
(Address of principal executive offices, including zip code)

314-480-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On April 27, 2006, Olin Corporation's (Olin) shareholders approved the Olin Corporation 2006 Long Term Incentive Plan (2006 LTIP) at Olin's Annual Shareholders Meeting. The 2006 LTIP is effective immediately.

The 2006 LTIP was filed with the SEC on March 17, 2006 as Appendix A to Olin's 2006 Proxy Statement dated March 24, 2006 and is incorporated into this Item 1.01 by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of the Company approved an amendment to Article II, Section 1 of the Company's Bylaws, effective April 26, 2006, to decrease the number of directors from eleven to ten. A copy of the revised Bylaws, effective on April 26, 2006, is attached as Exhibit 3(b).

Item 9.01.    Financial Statements and Exhibits

Exhibit No.        Exhibit
3(b)        Bylaws as amended April 26, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

Date: May 01, 2006	By:	/s/ George H. Pain
George H. Pain
Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
EX-3.b	Bylaws as amended April 26, 2006